Exhibit 10.2

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Warrant No. ___	Expiration Date: February 7, 2016

Warrant to Purchase _____________ Shares

_____________________________________

COPYTELE, INC.
COMMON STOCK PURCHASE WARRANT

_____________________________________

This certifies that, for good and valuable consideration, CopyTele, Inc., a Delaware corporation (including any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise, the “Company”), grants to ________________________ or permitted assigns (the “Warrantholder”) the right to subscribe for and purchase, in whole or in part, from time to time from the Company _____________________________________ duly authorized, validly issued, fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), at the purchase price per share of $0.1786 (the “Exercise Price”) at any time prior to 5:00 p.m., New York time on the Expiration Date, all subject to the terms, conditions and adjustments herein set forth. The terms that are capitalized herein shall have the meanings specified in Section 10 hereof, unless the context shall otherwise require.

This Warrant (this “Warrant”) is being issued pursuant to a Subscription Agreement, dated February 8, 2011, by and between the Company and the Warrantholder (the “Subscription Agreement”).

1.	Duration and Exercise of Warrant: Limitation on Exercise: Payment of Taxes.

1.1.           Duration and Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised, in whole or in part, by the Warrantholder by:

(a)                 the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

(b)                 the delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in the form of cash or certified or bank check payable to the order of the Company.

The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Notwithstanding the foregoing, no such surrender shall be effective to constitute the person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Common Stock are closed for any purpose (but not for any period in excess of five days); but any such surrender of this Warrant for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant was surrendered and for the number of shares of Common Stock and at the Exercise Price in effect at the date of such surrender. This Warrant and all rights and options hereunder shall expire on the Expiration Date, and shall be wholly null and void and of no value to the extent this Warrant is not exercised before it expires.

The delivery by (or on behalf of) the Warrantholder of the Exercise Form and the applicable Exercise Price as provided above shall constitute the Warrantholder’s certification to the Company that its representations contained in Section 5 of the Subscription Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Warrantholder that is not a party to the Subscription Agreement, such transferee Warrantholder’s certification to the Company that such representations are true and correct as to such assignee Warrantholder as of the Exercise Date).

1.2.           Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within 15 Business Days after receipt of the Exercise Form by the Company and payment of the purchase price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

1.3.           Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

2.	Restrictions on Transfer: Restrictive Legends.

2.1.           Limitation on Transfer. No Warrantholder shall, directly or indirectly, sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a “Transfer”) this Warrant or any right, title or interest herein or hereto, except in accordance with the provisions of this Warrant. Any attempt to transfer this Warrant or any rights hereunder in violation of the preceding sentence shall be null and void ab initio and the Company shall not register any such transfer.

2.2.           Transfer Procedures. If any Warrantholder wishes to transfer this Warrant to a transferee (a “Transferee”) under this Section 2, such Warrantholder shall give notice to the Company of its intention to make any transfer permitted under this Section 2 not less than five (5) days prior to effecting such transfer, which notice shall state the name and address of each Transferee to whom such transfer is proposed. This Warrant may, in accordance with the terms hereof, be transferred in whole or in part. If this Warrant is assigned in whole, the assignee shall receive a new Warrant (registered in the name of such assignee or its nominee) which new Warrant shall cover the number of shares assigned. If this Warrant is assigned in part, the assignor and assignee shall each receive a new Warrant (which, in the case of the assignee, shall be registered in the name of the assignee or its nominee), each of which new Warrant shall cover the number of shares not so assigned and in respect of which no such exercise has been made in the case of the assignor and the number of shares so assigned, in the case of the assignee.

2.3.           Transfers in Compliance with Law: Substitution of Transferee. Notwithstanding any other provision of this Warrant, no transfer may be made pursuant to this Section 2 unless (a) the Transferee has agreed in writing to be bound by the terms and conditions hereto, (b) the transfer complies in all respects with the applicable provisions of this Warrant, and (c) the transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act of 1933, as amended. If requested by the Company in its reasonable judgment, the transferring Warrantholder shall supply to the Company (x) an opinion of counsel, at such transferring Warrantholder’s expense, to the effect that such transfer complies with the applicable federal and state securities laws; provided, however, that no such opinion shall be required if the Transferee is a successor trust to the Warrantholder which has the same beneficiaries and (y) a written statement to the Company, in such form as it may reasonably request, certifying that the Transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Any attempt to transfer this Warrant or rights hereunder in violation of this Warrant shall be null and void ab initio and the Company shall not register such transfer.

3.	Legends.

Each Warrant (and each Warrant issued in substitution for any Warrant pursuant hereto) shall be stamped or otherwise imprinted with a legend in substantially the following form:

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or (ii) the Warrantholder has delivered to the Company an opinion of counsel (reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company’s counsel, to the affect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.

4.	Reservation of Shares. Etc.

The Company covenants and agrees as follows:

(a)      All Warrant Shares that are issued upon the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

(b)      During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

5.	Loss or Destruction of Warrant.

Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. If the original holder of this Warrant or any subsequent Institutional Holder with a minimum net worth of at least $25,000,000 is the owner of this Warrant at the time it shall be lost, stolen or destroyed, then the affidavit of an authorized officer of such owner, setting forth the fact of such loss, theft or destruction and of its ownership of this Warrant at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further bond shall be required as a condition to the execution and delivery of a new Warrant other than the written agreement of such owner to indemnify the Company.

6.	Ownership of Warrant.

The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer. Notwithstanding the foregoing, the Warrants represented hereby, if properly assigned in compliance with this Agreement, may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

7.	Certain Adjustment.

7.1.           Adjustment for Certain Events.  The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

(a)  Stock Dividends: Stock Splits. If at any time after the date of the issuance of this Warrant (i) the Company shall pay a stock dividend or make any other distribution payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common  Stock, then, on the date of the payment of such dividend or immediately after the effective date of subdivision or split up, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

(b)  Combination of Stock. If the number of shares of Common Stock outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

(c)  Reorganization, etc. If any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation or share exchange of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7.1.

(d)  Fractional Share. No fractional shares of Common Stock shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current fair market value per share of Common Stock (based on the Closing Sale Price).

(e)  Carryover.  Notwithstanding any other provision of this Section 7.1, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered. However, upon the exercise of this Warrant, the Company shall make all necessary adjustments not theretofore made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) up to and including the date upon which this Warrant is exercised.  All calculations under this Section 7 shall be made to the nearest cent or the nearest share, as applicable.

(f)  Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted as provided pursuant to this Section 7.1, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter; provided, however, that the Exercise Price for each Warrant Share shall in no event be less than the par value of such Warrant Share.

7.2.           No Adjustment for Dividends. Except as provided in Section 7.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant. Notwithstanding any other provision hereof, no adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

7.3.           Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, or the rights of the Warrantholder shall change by reason of other events specified herein, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of the Chief Financial Officer of the Company setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

8.	Amendments

Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

9.	Notices of Corporate Action

So long as this Warrant is outstanding and has not been exercised in full, in the event of:

(a)  any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

(b)  any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other party or any transfer of all or substantially all the assets of the Company to any other party, or

(c)  any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered at least 10 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivisions (i) and (ii).

10.	Definitions.

As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“Business Day” means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of New York.

“Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Trading Market, as reported by Bloomberg Financial Markets, or, if the Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price then the last trade price of such security prior to 4:00 p.m., New York City Time, as reported by Bloomberg, Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no closing price is reported for such security by Bloomberg Financial Markets, the average of the bid prices and asked prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC.  If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined by the Company in good faith.

“Common Stock” has the meaning specified on the cover of this Warrant.

“Company” has the meaning specified on the cover of this Warrant.

“Exercise Form” means an Exercise Form in the form annexed hereto as Exhibit A.

“Exercise Price” has the meaning specified on the cover of this Warrant.

“Expiration Date” means February __, 2016; provided, however, that if such date shall not be a Business Day, then on the next following day that is a Business Day.

“Institutional Holder” means any bank, trust company, savings and loan association or other financial institution, any pension plan, any pension trust, any investment company, any insurance company, any broker or dealer, or any similar financial institution or entity, regardless of legal form.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Warrant, is the OTC Bulletin Board.

“Securities Act” has the meaning specified on the cover of this Warrant, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such similar Federal statute.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transfer” has the meaning specified in Section 2.1

“Transferee” has the meaning specified in Section 2.2.

“Warrantholder” has the meaning specified on the cover of this Warrant.

“Warrant Shares” has the meaning specified on the cover of this Warrant.

11.	Miscellaneous.

11.1.         Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

11.2.         Binding Effect: Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

11.3.         Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

11.4.         Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in the Subscription Agreement prior to 5:00 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Subscription Agreement on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth below unless changed by such party by two Business Days’ prior notice to the other party in accordance with this Section 11.4:

(a)            if to the Company, addressed to:

CopyTele, Inc.
900 Walt Whitman Road
Melville, New York 11747
Attn:     Chief Financial Officer

(b)            if to Warrantholder, addressed to:

Any party may by notice given in accordance with this Section 11.4 designate another address or person for receipt of notices hereunder.

11.5.         Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

11.6.         Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to such agreements made and to be performed entirely within such State.

11.7.         No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

11.8.         Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

11.9.         Exercise of Remedies. In the event that the Company shall fail to observe any provision contained in this Warrant, the holder hereof and/or any holder of the Common Stock issued hereunder, as the case may be, may enforce its rights hereunder by suit in equity, by action at law, or by any other appropriate proceedings in aid of the exercise of any power granted in this Warrant and, without limiting the foregoing, said holder shall be entitled to the entry of a decree for specific performance and to such other and further relief as such court may decree.

*          *          *

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

COPYTELE, INC.

By:
Name:
Title:

Dated: February 8, 2011

Exhibit A

EXERCISE FORM

(To be executed upon exercise of this Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ______________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of CopyTele, Inc. in the amount of $____________ in accordance with the terms of this Warrant. The undersigned requests (a) that a certificate for such Warrant Shares be registered in the name of the undersigned (b) if such shares shall not include all of the shares issuable as provided in such Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be issued to the undersigned and (c) that such certificates and Warrant, if any, be delivered to the undersigned’s address below.

The undersigned represents that it is acquiring such Warrant Shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof.

Dated:

Signature

(Print Name)

(Street Address)

(City) (State) (Zip Code)

Social Security or
Tax Identification Number

Signed in the presence of :